Prudential Real Assets Fund, a series of
Prudential Investment Portfolios 3

Supplement Dated December 31, 2012 to the Statement of Additional Information dated April 30, 2012, as Supplemented to Date

This supplement sets forth changes to the Statement of Additional Information (the SAI), dated April 30, 2012, as previously supplemented to date, of Prudential Investment Portfolios 3 (the Trust) relating to the Prudential Real Assets Fund (the Fund). The following should be read in conjunction with the SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

The SAI of the Trust is hereby amended as set forth below:

The last paragraph appearing in the section titled “Investment Risks and Considerations” under the heading “Futures” is deleted and the following new paragraph is substituted:

The Fund gains exposure to the commodities markets primarily through exchange-traded futures on commodities held by its wholly-owned and controlled subsidiary incorporated in the Cayman Islands. The CFTC has adopted amendments to its rules that cause the Fund to be deemed a “commodity pool” and the Investment Manager to be considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations may increase the Fund's gross expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the Fund is uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodities by investment companies. The Fund and the Manager continue to analyze the effect of these rules changes on the Fund.

LR457